UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 23, 2011

CombiMatrix Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-33523	47-0899439
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

310 Goddard, Suite 150, Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 753-0624

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.              Changes in Registrant’s Certifying Accountant.

On August 23, 2011 (the “Notice Date”), CombiMatrix Corporation (the “Company”) advised Peterson Sullivan LLP (“Peterson Sullivan”), a registered accounting firm headquartered in Seattle, Washington, that it was dismissed as the Company’s principal independent registered public accounting firm.

Peterson Sullivan’s report on the Company’s consolidated financial statements for the years ended December 31, 2010 and December 31, 2009 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except that Peterson Sullivan’s report for the year ended December 31, 2010 included a statement regarding uncertainty about the Company’s ability to continue as a going concern.

During the two year period ended December 31, 2010, and for the period from January 1, 2011 through the Notice Date, there have been no disagreements between the Company and Peterson Sullivan on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Peterson Sullivan’s satisfaction, would have caused Peterson Sullivan to make reference to the subject matter of such disagreements in connection with the issuance of its report on the Company’s financial statements.

During the two year period ended December 31, 2010, and for the period from January 1, 2011 through the Notice Date, Peterson Sullivan did not advise the Company that any “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission (“SEC”) pursuant to the Securities Exchange Act of 1934, as amended) occurred during such periods.

In connection with the filing of this Current Report on Form 8-K, Peterson Sullivan was provided with a copy of this disclosure and was requested by the Company to furnish to the Company a letter addressed to the SEC stating whether Peterson Sullivan agrees with the statements made by the Company set forth above in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which Peterson Sullivan does not agree.  A copy of the letter furnished by Peterson Sullivan is attached hereto as Exhibit 16.1.

On August 23, 2011, Haskell & White LLP (“Haskell & White”), a registered accounting firm headquartered in Irvine, California, was engaged and appointed as the Company’s new principal independent registered public accounting firm to audit the Company’s financial statements.  During the two year period ended December 31, 2010, and for the period from January 1, 2011 until the engagement of Haskell & White, neither the Company, nor anyone on its behalf, consulted Haskell & White on any matters described in Item 304(a)(2) of Regulation S-K.

The decision to change accountants was recommended and approved by the audit committee of the board of directors of the Company on August 23, 2011.

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 23, 2011, Daniel R. Forche gave notice of his intent to resign as Senior Vice President, Sales and Marketing, of the Company’s wholly-owned subsidiary, CombiMatrix Diagnostics, to pursue other business opportunities.

Item 9.01.              Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired.

Not applicable.

(b)           Pro Forma Financial Information.

Not applicable.

(c)           Shell Company Transactions.

Not applicable.

(d)           Exhibits.

Exhibit No.	Description of Exhibit

16.1	Letter of Peterson Sullivan LLP, dated August 24, 2011, addressed to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMBIMATRIX CORPORATION
(Registrant)

Dated: August 29, 2011	/s/ SCOTT R. BURELL
Scott R. Burell
Chief Financial Officer